As filed with the Securities and Exchange Commission on July 29, 2004
                                        Securities Act Registration No. 33-74470

                                Investment Company Act Registration No. 811-8312


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No.                   [ ]
                                                 --

                      Post-Effective Amendment No. 13                  [X]

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. 13                         [X]

                        (Check appropriate box or boxes)

                         INSTITUTIONAL DAILY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                                 ROSANNE HOLTZER
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                 Copy to:MICHAEL R. ROSELLA, ESQ.
                         Paul, Hastings, Janofsky & Walker LLP
                         75 East 55th Street
                         New York, New York 10022
                        (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)


               [X] immediately upon filing pursuant to paragraph (b)
               [ ] on (   ) pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1)
               [ ] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

               [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
INSTITUTIONAL DAILY                                   600 FIFTH AVENUE
INCOME FUND                                           NEW YORK, NY 10020
Class A Shares; Class B Shares

                                                      (212) 830-5345

                                                      (800) 433-1918 (Toll Free)
PROSPECTUS

July 29, 2004

================================================================================

The investment objective of the U.S. Treasury Portfolio and the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
_______________________________________________________________________________
2  Risk/Return Summary: Investments, Risks       11  Management, Organization
   and Performance                                   and Capital Structure

6  Risk/Return Summary:  Fee Table               12  Shareholder Information

7  Investment Objectives, Principal Investment   21  Distribution Arrangements
   Strategies and Related Risks                  23  Financial Highlights
_______________________________________________________________________________



The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

--------------------------------------------------------------------------------
I.  RISK/RETURN SUMMARY: INVESTMENTS,
    RISKS AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------

      The Fund is composed of three portfolios - the U.S. Treasury Portfolio, the Money Market Portfolio and the Municipal Portfolio (each a "Portfolio" and collectively, the "Portfolios").

      The investment objective of the U.S. Treasury Portfolio and the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

      The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

      There is no assurance that the Portfolios will achieve their investment objectives.

Principal Investment Strategies
--------------------------------------------------------------------------------

      The Fund intends to achieve its investment objectives through three separate Portfolios. Each Portfolio is a money market portfolio that invests in high quality, short-term debt instruments. The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 90 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share.

      Each Portfolio's strategy is as follows:

The U.S. Treasury Portfolio

      The U.S. Treasury Portfolio seeks to achieve its objective by investing only in obligations backed by the full faith and credit of the United States government with maturities of 397 days or less and repurchase agreements which are collateralized by such obligations calling for resale in 397 days or less.

The Money Market Portfolio

      The Money Market Portfolio seeks to achieve its objective by investing principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers' acceptances, high quality commercial paper, securities issued or guaranteed by the United States Government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities.

The Municipal Portfolio

      This Portfolio seeks to achieve its objective by investing principally in obligations issued by states, territories and possessions of the United States and its political subdivisions, public authorities and other entities authorized to issue debt, the interest on which is exempt from regular federal income tax. The Municipal Portfolio has not yet been activated and is not yet offered for sale or distribution.

Principal Risks
--------------------------------------------------------------------------------

Risks Common to all Portfolios:
-------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other governmental agency.

Risks of Investing in the U.S. Treasury Portfolio:

o The U.S. Treasury Portfolio's investment policy of only investing in U.S. Treasury obligations and other obligations that are issued or guaranteed by the United States Government (including repurchase agreements), while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments. The yield and total return of the U.S. Treasury Portfolio is likely to be lower than that of the Money Market Portfolio.


Risks of Investing in the Money Market Portfolio:

o The Money Market Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Foreign securities may be subject to investment risks which may include adverse economic and political developments as well as lack of uniform accounting and financial reporting standards.

Risks of Investing in the Municipal Portfolio:

o The Municipal Portfolio may contain municipal debt obligations. The value of these municipal obligations may be affected by uncertainties in the municipal debt market related to taxation. In addition, the payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet these payment obligations.

Risk/Return Bar Chart And Table
--------------------------------------------------------------------------------


      The following bar charts and tables may assist you in deciding whether to invest in a Portfolio of the Fund. The bar charts show the annual total returns of the U.S. Treasury Portfolio (Class A shares) and the Money Market Portfolio (Class B shares) over the last eight and nine calendar years, respectively. The tables show the average annual total returns of both Classes of these two Portfolios for the last one year, five year and since inception periods. A bar chart and table for the Municipal Portfolio will be provided once the Municipal Portfolio has been in existence for a full calendar year. While analyzing this information, please note that the Portfolios' past performance is not an indication of how the Fund will perform in the future. The current 7-day yield for the U.S. Treasury and the Money Market Portfolios may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

--------------------------------------------------------------------------------
                U.S.Treasury Portfolio - Class A Shares (1)(2)(3)
================================================================================

[OBJECT OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
1996                5.01%
1997                5.17%
1998                5.07%
1999                4.59%
2000                5.88%
2001                3.78%
2002                1.47%

2003                0.74%


================================================================================

(1) As of June 30, 2004, the U.S. Treasury Portfolio Class A shares had a year-to-date return of 0.29%.

(2) The U.S. Treasury Portfolio Class A shares' highest quarterly return was 1.53% for the quarter ended December 31, 2000; the lowest quarterly return was 0.15% for the quarter ended September 30, 2003.


(3) Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


Average Annual Total Returns - For the periods ended December 31, 2003

                                             Class A                Class B

One Year                                      0.74%                  0.99%
Five Year                                     3.27%                  3.53%
Since Inception*                              3.97%                  4.08%


* Inception date is November 29, 1995, for the Class A shares and November 18, 1996, for the Class B shares.

--------------------------------------------------------------------------------
                Money Market Portfolio - Class B Shares (1)(2)(3)
================================================================================

[OBJECT OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
1995                5.97%
1996                5.44%
1997                5.59%
1998                5.54%
1999                5.19%
2000                6.45%
2001                4.15%
2002                1.73%

2002                1.08%


================================================================================

(1) As of June 30, 2004, the Money Market Portfolio Class B shares had a year-to-date return of 0.47%.

(2) The Money Market Portfolio Class B shares' highest quarterly return was 1.65% for the quarter ended September 30, 2000; the lowest quarterly return was 0.24% for the quarter ended September 30, 2003.


(3) Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


Average Annual Total Returns - For the periods ended December 31, 2003

                                             Class A                Class B

One Year                                      0.81%                 1.08%
Five Year                                     3.43%                 3.70%
Since Inception*                              4.25%                 4.57%


* Inception date is April 6, 1995, for the Class A shares and April 14, 1994, for the Class B shares.

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares in any of the Fund's Portfolios.

Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases..........           None
Wire Redemption Fee...............................           $15.00*

* There is a $15 fee for all wire redemptions of less than $10,000.



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)      U.S. Treasury            Money Market                 Municipal
                                                    Portfolio                Portfolio                   Portfolio**

                                         Class A     Class B         Class A         Class B        Class A     Class B
                                        ---------   ---------      ------------    -----------    --------    -----------
Management Fees ....................       0.12%       0.12%          0.12%           0.12%          0.12%        0.12%
Distribution and Service (12b-1) Fees      0.25%        None          0.25%            None          0.25%         None
Other Expenses......................       0.12%       0.12%          0.16%           0.14%          0.16%        0.14%
  Administration Fees*..............  0.05%____   0.05% ____     0.05% ____  0.05%     ____   0.05%   ____  0.05%   ____
Total Annual Fund Operating Expenses       0.49%       0.24%          0.53%           0.26%          0.53%        0.26%


* The Fund's manager voluntarily waived a portion of the Management Fees with respect to the Money Market Portfolio and a portion of the Administration Fees with respect to the U.S. Treasury Portfolio and Money Market Portfolio. After such waivers, the actual Management Fees, Administration Fees and Total Annual Fund Operating Expenses for these Portfolios were as follows:


Management Fees -                    Class A Shares             Class B Shares
                                     --------------             --------------

   Money Market Portfolio                 0.08%                     0.08%

 Administration Fees -

   U. S. Treasury Portfolio               0.01%                     0.01%
   Money Market Portfolio                 0.03%                     0.03%

 Total Annual Fund Operating Expenses -

   U. S. Treasury Portfolio               0.45%                     0.20%
   Money Market Portfolio                 0.47%                     0.20%

The manager, at its option, may terminate these fee waiver arrangements at any time.


Example

This Example is intended to help you compare the cost of investing in any of the Fund's Portfolios with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in any of the Portfolios of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year      3 Years    5 Years    10 Years

  U.S. Treasury Portfolio Class A:    $  50        $157      $274       $616
                          Class B:    $  25        $ 77      $135       $306


  Money Market Portfolio  Class A:    $  54        $170       $296       $665
                          Class B:    $  27        $ 84       $146       $331

  Municipal Portfolio**   Class A:    $  54        $170       $296       $665
                          Class B:    $  27        $ 84       $146       $331


   ** At this time, the Municipal Portfolio of the Fund has not yet been activated by the manager and expenses shown are at levels anticipated for the current fiscal year.

--------------------------------------------------------------------------------
II. INVESTMENT OBJECTIVES, PRINCIPAL
    INVESTMENT STRATEGIES AND RELATED
    RISKS

Investment Objectives

      The Fund is a money market fund which seeks to achieve the following investment objectives through its three Portfolios.

      The investment objective of the U.S. Treasury Portfolio and the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

      The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

      There can be no assurance that a Portfolio will achieve its investment objective.


      The investment objective of any Portfolio of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of such Portfolio.


Principal Investment Strategies
--------------------------------------------------------------------------------
Generally

      In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in each individual Portfolio of the Fund, on a dollar-weighted basis, will be 90 days or less.

      The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

      Each Portfolio of the Fund shall invest not more than 5% of its total assets in securities issued by a single issuer.

      With respect to 75% of its total assets, each Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution.

      The Fund's investment manager considers the following factors when buying and selling securities for each of the Fund's Portfolios: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

      As a temporary defensive measure a Portfolio may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Portfolio to not achieve its investment objective.

U.S. Treasury Portfolio

      The U.S. Treasury Portfolio intends to attain its investment objective through investments limited to obligations issued or guaranteed by the United States Government including repurchase agreements covering those types of obligations. Under normal circumstances the Portfolio will invest all of its net assets, plus borrowings for investment purposes, in obligations issued or guaranteed by the U.S. Treasury. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

      The Fund will enter into repurchase agreements for inclusion in the U.S. Treasury Portfolio only if the instruments serving as collateral for the agreements are eligible for inclusion in the U.S. Treasury Portfolio.

      The Portfolio's investments may include the following securities:

(i) United States Treasury Obligations: Obligations issued by the full faith and credit of the United States. U.S. Treasury obligations include bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance.

(ii) Other United States Government Obligations: Marketable securities and instruments issued or guaranteed by the full faith and credit of the United States Government. Such obligations include obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration.

(iii) Repurchase Agreements: The U.S. Treasury Portfolio may enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

      The investment policies of the U.S. Treasury Portfolio may produce a lower yield than a policy of investing in other types of instruments. The yield of the U.S. Treasury Portfolio is likely to be lower than the yield of the Money Market Portfolio.

Money Market Portfolio

      The Money Market Portfolio intends to attain its investment objective through investments in the following securities:

(i) United States Government Securities: The Money Market Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.


(ii) Domestic and Foreign Bank Obligations: The Money Market Portfolio may purchase securities issued by foreign governments, or any of their political subdivisions or agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.


      The Money Market Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of one billion dollars or the equivalent in other currencies. The Money Market Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets. These investments must also meet the quality criteria discussed above under "Principal Investment Strategies - Generally."

      The Money Market Portfolio generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Money Market Portfolio's investment decisions and the Money Market Portfolio may invest in bank instruments issued by institutions which the investment manager believes present minimal credit risks.

      The Money Market Portfolio may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The Money Market Portfolio will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Money Market Portfolio's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Money Market Portfolio will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

      Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers,
      (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

(iii) Variable Amount Master Demand Notes: The Money Market Portfolio may purchase variable amount master demand notes. These instruments are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above under "Principal Investment Strategies - Generally." The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days.

(iv) Commercial Paper and Certain Debt Obligations: The Money Market Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

(v) Repurchase Agreements: The Money Market Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Money Market Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

Municipal Portfolio
-------------------

      The Municipal Portfolio intends to attain its investment objective through investments in the following securities:


(i) Municipal Securities: The Municipal Portfolio may purchase high quality tax-exempt money market instruments ("Municipal Securities"), including debt obligations issued to obtain funds for various public purposes (e.g., the construction of a wide range of public facilities), the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. The Portfolio may also invest in certain types of private activity bonds or industrial development bonds, issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from regular federal income tax in the opinion of bond counsel. Interest on certain Municipal Securities may give rise to federal alternative minimum tax liability and may have other collateral federal income tax consequences.


(ii) Repurchase Agreements: The Municipal Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Municipal Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

     For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

      The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

      Since the Money Market Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Money Market Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

      Since the Municipal Portfolio may contain municipal debt obligations, the value of these municipal obligations may be affected by uncertainties on the municipal debt market related to taxation. In addition, the payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet these payment obligations.


Disclosure of Portfolio Holdings
--------------------------------------------------------------------------------
      The Fund's investment manager currently intends to disclose its portfolio holdings on a monthly basis (or such other period as it may select). This schedule will be available no earlier than 5 days after the end of each month (or such other applicable period). The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders.


III.  MANAGEMENT, ORGANIZATION AND      CAPITAL STRUCTURE


      The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of June 30, 2004, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.4 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

      Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages each Portfolio's securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, each of the Portfolios pays an annual management fee of 0.12% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 2004, the Fund paid the Manager a management fee equal to 0.12% of the U.S. Treasury and 0.08% of the Money Market Portfolios' average daily net assets.

      Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager an annual fee of 0.05% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 2004, the Fund paid the Manager a fee for administrative services equal to 0.01% of the U.S. Treasury and 0.03% of the Money Market Portfolios' average daily net assets.

      The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

      In addition, Reich & Tang Distributors, Inc. (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Class A shares of each Portfolio under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.

      Investment management fees and operating expenses, which are attributable to more than one Class of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding at the end of the day.


IV.   SHAREHOLDER INFORMATION

      The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations. (See "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly

Pricing of Fund Shares
--------------------------------------------------------------------------------

      The net asset value of each Portfolio of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of each Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. Each Portfolio intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


      The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities in a Portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


      Shares are issued as of the first determination of the Portfolio's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its Portfolios, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds").
Portfolio shares begin accruing income on the day the shares are issued to an investor.

      The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Subscribing to the Fund

--------------------------------------------------------------------------------

      At the time of initial investment in the Fund, investors must elect on their fund application the Class of shares of the Portfolio in which they wish to invest. Subject to the Portfolios' initial investment minimums, investors may divide their investment in the Fund between the Portfolios in any manner they choose by submitting a separate Fund application for each Portfolio. Investors who purchase shares of the Portfolios from a Participating Organization that is compensated for its services by the Manager and/or the Distributor generally purchase Class A shares of the Portfolios.


      Subject to the suggested minimum balance of $250,000 for an existing account, shareholders in the Fund may transfer all or a portion of their shares from one open Portfolio account to another open Portfolio account at any time. Any transfer into a Portfolio in which the shareholder does not have an open account must satisfy the Portfolio's initial investment minimum of $1,000,000. Shareholders will have a separate account with the Fund for each Portfolio in which they invest. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares
--------------------------------------------------------------------------------

      The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

      Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Fund's Distributor or the Manager.

      The minimum initial investment in the Fund for all Classes of shares in each Portfolio is $1,000,000. The minimum amount for subsequent investments is $10,000.

      The Fund will provide each shareholder, except certain investors, with a personalized monthly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).


Investments Through Participating
Organizations--Purchase of Class A Shares
--------------------------------------------------------------------------------

      Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant

Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


      Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to their customers showing
(i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

      Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

      Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------
      Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at the following numbers:


      Within New York               (212) 830-5345
      Toll Free                     (800) 433-1918


Mail and Personal Delivery

      Investors may send or deliver a check made payable to "Institutional Daily Income Fund" along with a completed Fund application to:

      Institutional Daily Income Fund
      Reich & Tang Funds
      600 Fifth Avenue-8th Floor
      New York, New York 10020

      Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20.00 fee for each returned check.

Bank Wire


       To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:The Bank of New York
      ABA # 021000018
      Reich & Tang Funds
      DDA # 890040352-7
      For Institutional Daily Income Fund
      Name of Portfolio
      Account of (Investor's Name)
                 ------------------------------
      Account #
                -------------------------------
      SS#/Tax ID#
                 ------------------------------

      An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

      There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Electronic Funds Transfers (EFT), Pre-
authorized Credit and Direct Deposit Privilege
--------------------------------------------------------------------------------

      You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege in these programs upon 30 days' notice to you.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------

      Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

      Institutional Daily Income Fund
      Mutual Funds Group
      P.O. Box 13232 Newark, New Jersey 07101-3232

      There is a $10,000 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

      Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
--------------------------------------------------------------------------------

      A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Portfolio following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


      A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.


      When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


Written Requests

      Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

      Institutional Daily Income Fund
      c/o Reich & Tang Funds
      600 Fifth Avenue-8th Floor
      New York, New York 10020

      All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

      Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks

      By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.


      There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

      Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

      Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone

      The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholder at their addresses of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent signature guaranteed written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. Telephone requests to wire redemption proceeds must be for amounts in excess of $10,000. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


      A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918, and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 4:00 p.m., Eastern time and on the next Fund Business Day if the redemption request is received after 4:00 p.m. The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.


Generally


      There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of a Portfolio, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

      The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


      The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or its Participating Organization's account after a withdrawal is less than $250,000. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount. Shareholders who purchase shares under these circumstances are not subject to the normal $10,000 minimum for subsequent purchases.


     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.


Specified Amount Automatic
Withdrawal Plan
--------------------------------------------------------------------------------

      Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

      The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the Fund application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund's transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
--------------------------------------------------------------------------------

      The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

      Distributions of long-term capital gains, if any, are paid by the U.S. Treasury and Money Market Portfolios at least once a year and, at the shareholder's option, are paid in cash or reinvested in additional shares of the Portfolio from which they were paid having an aggregate net asset value equal to the cash amount.

      All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

      Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

      While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Except as described herein, each Portfolio's net investment income (including net realized short-term capital gains, if any) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund pays dividends monthly after the close of business on the last calendar day of each month or after the close of business on the previous Fund Business Day if the last calendar day of each month is not a Fund Business Day. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

      Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of each Portfolio of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
--------------------------------------------------------------------------------

      An investor may, without cost, exchange shares from the same Class of one Portfolio of the Fund into the same Class of any other Portfolio of the Fund, subject to the $1,000,000 minimum initial investment requirement per Portfolio, the availability of such shares and the maintenance of the suggested minimum balance of $250,000. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one Portfolio and purchases of another Portfolio and therefore the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges.


      The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Before making an exchange, the investor should review the current prospectus of the Portfolio into which the exchange is being made. Prospectuses may be obtained by contacting the Distributor at the address or telephone number listed on the cover of this Prospectus.

      Instructions for exchanges may be made by sending a signature guaranteed written request to:

     Institutional Daily Income Fund
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


Tax Consequences
--------------------------------------------------------------------------------

      The Fund intends to qualify for the special treatment applicable to a regulated investment company under the Internal Revenue Code for each Portfolio. To qualify as a regulated investment company, each Portfolio must meet certain tests concerning its investments and distributions. For each year a Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, each Portfolio will not be subject to a federal excise tax if the Portfolio distributes each year at least 98% of its ordinary income and 98% of its capital gain income to its shareholders. Dividends of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income, or dividend income if certain holding periods are met, but will not be eligible, in the case of corporate shareholders, for the dividends-received deduction.

      Dividends and distributions are treated in the same manner for federal income tax purposes whether the shareholders receive cash or additional shares. The Fund expects that as a result of its investment objectives, distributions will consist primarily of ordinary income. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received and reinvested the cash dividend.

      A shareholder's tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between the shareholder's tax basis for the shares and the proceeds received on the sale. Gain or loss generally will be treated as capital gain or loss if the shares in the Fund are held as capital assets. Such gain or loss will be long-term if the investor has held the shares in the Fund for more than one year, and, for individual shareholders may qualify for the maximum capital gain tax rate of 15% rather than the tax rate applicable to ordinary income. The exchange of shares of one Portfolio for shares of another Portfolio, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

      The Fund is required by federal law to withhold 28% of reportable payments as backup withholding (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with Internal Revenue Code requirements regarding the supplying of their taxpayer identification number and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on its application that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

      Distributions from the U.S. Treasury Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof may be exempt from state and local taxes in certain states. Investors should consult their own tax advisors regarding specific questions as to federal, state or local taxes. Additional tax information is provided in the Statement of Additional Information.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

      Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      The Fund's Board of Trustees has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

      Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

      Under the Shareholder Servicing Agreement, the Distributor receives, with respect only to the Class A shares, a service fee equal to 0.25% per annum of each Portfolio's Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. This fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of each Portfolio. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

      The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

      The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative fee, and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares.

      The Plan also provides that the Distributor may make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) in the preceding paragraph. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Agreement or Shareholder Servicing Agreement in effect for that year.

--------------------------------------------------------------------------------
VI.  FINANCIAL HIGHLIGHTS


These financial highlights tables are intended to help you understand the financial performance of both Classes of the U.S. Treasury Portfolio and the Money Market Portfolio for the past 5 years. Certain information reflects financial results for a single Portfolio share. There are no financial highlights available for the Municipal Portfolio since this Portfolio is not yet offered for sale. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




                                                                  U.S. Treasury Portfolio
CLASS A                                                        For the Year Ended March 31,

                                             2004           2003           2002            2001           2000
                                          ---------       --------       ---------      ---------       --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year....    $   1.00        $  1.00        $  1.00        $   1.00        $  1.00
                                          ---------       --------       ---------      ---------       --------
Income from investment operations:
Net investment income.................        0.007          0.013          0.028           0.057          0.048
Net realized and unrealized gain(loss)
   on investments.....................        0.000          --             --              0.000          --
                                          ----------      --------       ---------      -----------     ---------
Total from investment operations......        0.007          0.013          0.028           0.057          0.048
Less distributions from:
Dividends from net investment income..    (   0.007)      (  0.013)      (  0.028)      (   0.057)      (  0.048)
Net realized gain on investments......    (   0.000)         --             --          (   0.000)         --
                                          ----------      --------       ---------      -----------    ----------
Total distributions...................    (   0.007)      (  0.013)      (  0.028)      (   0.057)     (   0.048)
                                          ----------      --------       ---------      -----------    ----------
Net asset value, end of year..........    $   1.00        $  1.00        $  1.00        $   1.00        $  1.00
                                          ==========      ==========     =========      ===========    ==========
Total Return..........................        0.66%          1.28%          2.86%           5.88%          4.82%
Ratios/Supplemental Data:
Net assets, end of year (000).........    $ 261,931       $276,174       $ 253,948      $ 579,869       $658,396
Ratios to average net assets:
Expenses(a) (net of fees waived)......        0.45%          0.45%          0.45%           0.46%          0.45%
Net investment income.................        0.66%          1.28%          3.12%           5.68%          4.73%
Management and administration fees waived     0.04%          0.03%          0.02%           0.02%          0.02%
Expenses paid indirectly..............        0.00%          0.00%          0.00%           0.01%          0.00%

(a) Includes expenses paid indirectly



                                                                  U.S. Treasury Portfolio
CLASS B                                                        For the Year Ended March 31,

                                             2004           2003           2002            2001           2000
                                          ---------       --------       ---------      ---------       --------
Per Share Operating Performance:
(for a share outstanding throughout the year)

Net asset value, beginning of year...     $   1.00        $  1.00        $  1.00        $   1.00        $  1.00
                                          ---------       --------       ---------      ---------       --------
Income from investment operations:
  Net investment income...............        0.009          0.015          0.031           0.060          0.050
  Net realized and unrealized gain(loss)
    on investments...................         0.000           --             --             0.000          --
                                          ----------      --------       ---------      ----------      ---------
Total from investment operations......        0.009          0.015          0.031           0.060          0.050
Less distributions from:
Dividends from net investment income..    (   0.009)      (  0.015)      (  0.031)      (   0.060)      (  0.050)
Net realized gain on investments......    (   0.000)          --             --         (   0.000)         --
                                          ----------      ---------      ---------      -----------     ---------
Total distributions...................    (   0.009)      (  0.015)      (  0.031)      (   0.060)      (  0.050)
                                          ----------      ----------     ----------     -----------     ----------
Net asset value, end of year..........    $   1.00        $  1.00        $  1.00        $   1.00        $  1.00
                                          ==========      ==========     ========       ===========     ==========
Total Return..........................        0.91%          1.53%          3.12%           6.14%          5.08%
Ratios/Supplemental Data:
Net assets, end of years (000)........    $ 466,041       $ 383,677      $ 348,701      $ 151,356       $ 37,987
Ratios to average net assets:
  Expenses(a) (net of fees waived)......      0.20%          0.20%          0.20%           0.21%          0.20%
  Net investment income.................      0.90%          1.51%          2.66%           5.89%          4.97%
  Management and administration fees waived   0.04%          0.03%          0.02%           0.02%          0.02%
  Expenses paid indirectly..............      0.00%          0.00%          0.00%           0.01%          0.00%

(a) Includes expenses paid indirectly





                                                                  Money Market Portfolio
CLASS A                                                        For the Year Ended March 31,

                                             2004           2003           2002            2001           2000
                                          ---------       --------       ---------      ---------       --------
Per Share Operating Performance:
(for a share outstanding throughout the year)

Net asset value, beginning of year....    $   1.00        $  1.00        $  1.00        $   1.00        $  1.00
                                          ---------       --------       ---------      ---------       --------
Income from investment operations:
Net investment income.................        0.007          0.013          0.028           0.060          0.051
Net realized and unrealized gain(loss)
   on investments.....................    (   0.000)      (  0.000)      (  0.000)      (   0.000)         --
                                          ----------      ---------      ---------      ----------      --------
Total from investment operations......        0.007          0.013          0.028           0.060          0.051
Less distributions from:
Dividends from net investment income..    (   0.007)      (  0.013)      (  0.028)      (   0.060)     (   0.051)
Net realized gain on investments......        --          (  0.000)      (  0.000)      (   0.000)         --
                                          ----------      ---------      ---------      ----------     ---------
Total distributions...................    (   0.007)      (  0.013)      (  0.028)      (   0.060)     (   0.051)
                                          ----------      ---------      ---------      ----------     ----------
Net asset value, end of year..........    $   1.00        $   1.00       $  1.00        $   1.00       $   1.00
                                          ==========      =========      =========      ==========     ==========
Total Return..........................        0.73%           1.33%         2.85%           6.16%          5.17%
Ratios/Supplemental Data:
Net assets, end of year (000).........    $  53,373       $114,337       $  67,459      $1,101,858      $764,608
Ratios to average net assets:
Expenses(a) (net of fees waived)......        0.47%           0.47%         0.45%           0.45%          0.45%
Net investment income.................        0.73%           1.32%         3.39%           5.96%          5.21%
Management and administration fees waived     0.06%           0.06%         0.02%           0.02%          0.03%
Expenses paid indirectly..............        0.00%           0.00%         0.00%           0.00%          0.00%

(a) Includes expenses paid indirectly.






                                                                   Money Market Portfolio
CLASS B Shares                                                  For the Year Ended March 31,

                                             2004           2003           2002            2001           2000
                                          ---------       --------       ---------      ---------       --------
Per Share Operating Performance:
(for a share outstanding throughout the year)

Net asset value, beginning of year....    $   1.00        $  1.00        $  1.00        $   1.00        $  1.00
                                          ---------       --------       ---------      ---------       --------
Income from investment operations:
Net investment income.................        0.010          0.016          0.031           0.062          0.053
Net realized and unrealized
   gain(loss) on investments..........    (   0.000)         0.000          0.000           0.000           --
                                          ----------      --------       ----------     -----------     ---------
Total from investment operations......        0.010          0.016          0.031           0.062          0.053
Less distributions from:
Dividends from net investment income..    (   0.010)     (   0.016)      (  0.031)      (   0.062)      (  0.053)
Net realized gain on investments......       --          (   0.000)      (  0.000)      (   0.000)         --
                                          ----------     ----------      ----------     -----------     ---------
Total distributions...................    (   0.010)     (   0.016)      (  0.031)      (   0.062)     (   0.053)
                                          ----------     ----------      ----------     -----------    ----------
Net asset value, end of year..........    $   1.00       $   1.00        $  1.00        $   1.00       $   1.00
                                          ==========     ==========      ==========     ===========    ==========
Total Return..........................        1.00%          1.61%          3.12%           6.42%          5.43%
Ratios/Supplemental Data:
Net assets, end of year (000).........    $ 163,829       $132,837       $ 123,267      $ 211,725       $354,549
Ratios to average net assets:
Expenses(a) (net of fees waived)......        0.20%          0.20%          0.20%           0.20%          0.20%
Net investment income.................        0.99%          1.60%          3.15%           6.20%          5.36%
Management and administration fees waived     0.06%          0.06%          0.02%           0.02%          0.03%
Expenses paid indirectly..............        0.00%          0.00%          0.00%           0.00%          0.00%

(a) Includes expenses paid indirectly.


-------------------------------------------------------------------------------

                     Notice of Reich & Tang* Privacy Policy

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.


     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.


     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.


     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                       THIS IS NOT PART OF THE PROSPECTUS

-------------------------------------------------------------------------------
                         INSTITUTIONAL DAILY INCOME FUND

                                   PROSPECTUS

                                  July 29, 2004




A Statement of Additional Information (SAI) dated July 29, 2004, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual Shareholder Reports. You may obtain the SAI, the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund toll free at (800) 433-1918. To request other information, please call your financial intermediary or the Fund.


======================================================

======================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


811-8312

             Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020

                   (212) 830-5345



IDIF704P

--------------------------------------------------------------------------------
INSTITUTIONAL DAILY INCOME FUND                             600 FIFTH AVENUE
                                                            NEW YORK, NY 10020

                                                      (800) 750-7862 (Toll Free)


Pinnacle Class of Shares - Distributed through Mutual Securities, Inc.
===============================================================================
PROSPECTUS

July 29, 2004


The investment objective of the U.S. Treasury Portfolio and the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
_______________________________________________________________________________
2  Risk/Return Summary: Investments, Risks      11   Management, Organization
   and Performance                                   and Capital Structure
6  Risk/Return Summary:  Fee Table              12   Shareholder Information
7  Investment Objectives, Principal Investment  19   Distribution Arrangements
   Strategies and Related Risks                 20   Financial Highlights

_______________________________________________________________________________



The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.  RISK/RETURN SUMMARY: INVESTMENTS,
    RISKS AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------

    The Fund is composed of three portfolios - the U.S. Treasury Portfolio, the Money Market Portfolio and the Municipal Portfolio (each a "Portfolio" and collectively, the "Portfolios").

    The investment objective of the U.S. Treasury Portfolio and the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

    The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

    There is no assurance that the Portfolios will achieve their investment objectives.

Principal Investment Strategies
--------------------------------------------------------------------------------

    The Fund intends to achieve its investment objectives through three separate Portfolios. Each Portfolio is a money market portfolio that invests in high quality, short-term debt instruments. The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 90 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share.

    Each Portfolio's strategy is as follows:

The U.S. Treasury Portfolio

    The U.S. Treasury Portfolio seeks to achieve its objective by investing only in obligations backed by the full faith and credit of the United States government with maturities of 397 days or less and repurchase agreements which are collateralized by such obligations calling for resale in 397 days or less.

The Money Market Portfolio

    The Money Market Portfolio seeks to achieve its objective by investing principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers' acceptances, high quality commercial paper, securities issued or guaranteed by the United States Government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities.

The Municipal Portfolio

    This Portfolio seeks to achieve its objective by investing principally in obligations issued by states, territories and possessions of the United States and its political subdivisions, public authorities and other entities authorized to issue debt, the interest on which is exempt from regular federal income tax. The Municipal Portfolio has not yet been activated and is not yet offered for sale or distribution.

Principal Risks
--------------------------------------------------------------------------------

Risks Common to all Portfolios:

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other governmental agency.

Risks of Investing in the U.S. Treasury Portfolio:

o The U.S. Treasury Portfolio's investment policy of only investing in U.S. Treasury obligations and other obligations that are issued or guaranteed by the United States Government (including repurchase agreements), while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments. The yield and total return of the U.S. Treasury Portfolio is likely to be lower than that of the Money Market Portfolio.

Risks of Investing in the Money Market Portfolio:

o The Money Market Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Foreign securities may be subject to investment risks which may include adverse economic and political developments as well as lack of uniform accounting and financial reporting standards.

Risks of Investing in the Municipal Portfolio:

o The Municipal Portfolio may contain municipal debt obligations. The value of these municipal obligations may be affected by uncertainties in the municipal debt market related to taxation. In addition, the payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet these payment obligations.

Risk/Return Bar Chart And Table
--------------------------------------------------------------------------------


    The following bar charts and tables may assist you in deciding whether to invest in a Portfolio of the Fund. The bar charts show the annual total returns of the Pinnacle shares of the U.S. Treasury and the Money Market Portfolios for the last four calendar years. The tables show the average annual total returns of the Pinnacle shares for the one year and since inception periods for both Portfolios. A bar chart and table for the Municipal Portfolio will be provided once the Municipal Portfolio has been in existence for a full calendar year. While analyzing this information, please note that the Portfolios' past performance is not an indication of how the Fund will perform in the future. The current 7-day yield for the U.S. Treasury and the Money Market Portfolios may be obtained by calling the Fund toll free at (800) 750-7862.

                 U.S.Treasury Portfolio - Pinnacle Shares (1)(2)(3)
================================================================================

[OBJECT OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
2000                    6.14%
2001                    4.03%
2002                    1.72%

2003                    0.99%



(1) As of June 30, 2004, the Pinnacle shares of the U.S. Treasury Portfolio had a year-to-date return of 0.47%.

(2) The U.S. Treasury Portfolio Pinnacle shares' highest quarterly return was 1.59% for the quarter ended December 31, 2000; the lowest quarterly return was 0.21% for the quarter ended September 30, 2003.


(3) Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


Average Annual Total Returns - For the periods ended December 31, 2003


                                                    Pinnacle Shares


One Year                                                  0.99%
Since Inception*                                          3.38%


* The inception date for the Pinnacle shares of the U.S. Treasury Portfolio was July 29, 1999.

                   Money Market Portfolio - Pinnacle Shares (1)(2)(3)
================================================================================

[OBJECT OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
2000                    6.14%
2001                    4.03%
2002                    1.72%

2003                    0.99%



(1) As of June 30, 2004, the Pinnacle shares of the Money Market Portfolio had a year-to-date return of 0.47%.

(2) The Money Market Portfolio Pinnacle shares' highest quarterly return was 1.65% for the quarter ended September 30, 2000; the lowest quarterly return was 0.24% for the quarter ended September 30, 2003.


(3) Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


Average Annual Total Returns -  For the periods ended December 31, 2003


                                                   Pinnacle Shares


One Year                                                1.08%
Since Inception*                                        3.53%


* The inception date for the Pinnacle shares of the Money Market Portfolio was July 29, 1999.

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares in any of the Fund's Portfolios.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                    Pinnacle Shares
                                    --------------------------------------------
                                    U.S. Treasury      Money Market   Municipal
                                    Portfolio          Portfolio     Portfolio**

Management Fees*....................     0.12%           0.12%         0.12%
Distribution and Service (12b-1) Fees    None            None          None
Other Expenses......................     0.11%           0.14%         0.14%
  Administration Fees*.............. 0.05%          0.05%        0.05%
                                         -----           -----         -----
Total Annual Fund Operating Expenses     0.23%           0.26%         0.26%

* The Fund's manager voluntarily waived a portion of the Management Fees with respect to the Money Market Portfolio and a portion of the Administration Fees with respect to the U.S. Treasury Portfolio and Money Market Portfolio. After such waivers, the actual Management Fees, Administration Fees and Total Annual Fund Operating Expenses for the Pinnacle shares were as follows:



Management Fees -

 Money Market Portfolio                              0.08%
Administration Fees -
 U. S. Treasury Portfolio                            0.01%
 Money Market Portfolio                              0.03%

Actual Total Fund Operating Expenses -

 U. S. Treasury Portfolio                            0.20%
 Money Market Portfolio                              0.20%

The manager, at its option, may terminate these fee waiver arrangements at any time.

Example

This Example is intended to help you compare the cost of investing in any of the Fund's Portfolios with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in any of the Portfolios of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      Pinnacle Shares

                                 1 Year     3 Years     5 Years     10 Years

  U.S. Treasury Portfolio:        $25         $77         $135         $306

  Money Market Portfolio:         $27         $84         $146         $331
  Municipal Portfolio **:         $27         $84         $146         $331


** At this time, the Municipal Portfolio of the Fund has not yet been activated by the manager and expenses shown are at levels anticipated for the current fiscal year.

II. INVESTMENT OBJECTIVES, PRINCIPAL
    INVESTMENT STRATEGIES AND RELATED
    RISKS

Investment Objectives
--------------------------------------------------------------------------------

    The Fund is a money market fund which seeks to achieve the following investment objectives through its three Portfolios.

    The investment objective of the U.S. Treasury Portfolio and the Money Market Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

    The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

    There can be no assurance that a Portfolio will achieve its investment objectives.

    The investment objective of any Portfolio of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of such Portfolio.

Principal Investment Strategies
--------------------------------------------------------------------------------

Generally

    In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in each individual Portfolio of the Fund, on a dollar-weighted basis, will be 90 days or less.

    The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

    Each Portfolio of the Fund shall invest not more than 5% of its total assets in securities issued by a single issuer.

    With respect to 75% of its total assets, each Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution.

    The Fund's investment manager considers the following factors when buying and selling securities for each of the Fund's Portfolios: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

    As a temporary defensive measure a Portfolio may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Portfolio to not achieve its investment objective.

U.S. Treasury Portfolio

    The U.S. Treasury Portfolio intends to attain its investment objective through investments limited to obligations issued or guaranteed by the United States Government including repurchase agreements covering those types of obligations. Under normal circumstances the Portfolio will invest all of its net assets, plus borrowings for investment purposes, in obligations issued or guaranteed by the U.S. Treasury. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

    The Fund will enter into repurchase agreements for inclusion in the U.S. Treasury Portfolio only if the instruments serving as collateral for the agreements are eligible for inclusion in the U.S. Treasury Portfolio.

    The Portfolio's investments may include the following securities:

(i) United States Treasury Obligations: Obligations issued by the full faith and credit of the United States. U.S. Treasury obligations include bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance.

(ii) Other United States Government Obligations: Marketable securities and instruments issued or guaranteed by the full faith and credit of the United States Government. Such obligations include obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration.

(iii) Repurchase Agreements: The U.S. Treasury Portfolio may enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

    The investment policies of the U.S. Treasury Portfolio may produce a lower yield than a policy of investing in other types of instruments. The yield of the U.S. Treasury Portfolio is likely to be lower than the yield of the Money Market Portfolio.

Money Market Portfolio
----------------------

    The Money Market Portfolio intends to attain its investment objective through investments in the following securities:

(i) United States Government Securities: The Money Market Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

(ii) Domestic and Foreign Bank Obligations: The Money Market Portfolio may purchase securities issued by foreign governments, or any of their political subdivisions or agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.

      The Money Market Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of one billion dollars or the equivalent in other currencies. The Money Market Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets. These investments must also meet the quality criteria discussed above under "Principal Investment Strategies - Generally."

      The Money Market Portfolio generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Money Market Portfolio's investment decisions and the Money Market Portfolio may invest in bank instruments issued by institutions which the investment manager believes present minimal credit risks.

      The Money Market Portfolio may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The Money Market Portfolio will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Money Market Portfolio's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Money Market Portfolio will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

      Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers,
      (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

(iii) Variable Amount Master Demand Notes: The Money Market Portfolio may purchase variable amount master demand notes. These instruments are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above under "Principal Investment Strategies - Generally." The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days.

(iv) Commercial Paper and Certain Debt Obligations: The Money Market Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short term unsecured debt of corporations.

(v) Repurchase Agreements: The Money Market Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Money Market Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

Municipal Portfolio
-------------------

     The Municipal Portfolio intends to attain its investment objective through investments in the following securities:

(i) Municipal Securities: The Municipal Portfolio may purchase high quality tax-exempt money market instruments ("Municipal Securities"), including debt obligations issued to obtain funds for various public purposes (e.g., the construction of a wide range of public facilities), the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. The Portfolio may also invest in certain types of private activity bonds or industrial development bonds, issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from regular federal income tax in the opinion of bond counsel. Interest on certain Municipal Securities may give rise to federal alternative minimum tax liability and may have other collateral federal income tax consequences.

(ii) Repurchase Agreements: The Municipal Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Municipal Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

      For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

    The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

    Since the Money Market Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Money Market Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

    Since the Municipal Portfolio may contain municipal debt obligations, the value of these municipal obligations may be affected by uncertainties on the municipal debt market related to taxation. In addition, the payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet these payment obligations.


Disclosure of Portfolio Holdings
--------------------------------------------------------------------------------

      The Fund's investment manager currently intends to disclose its portfolio holdings on a monthly basis (or such other period as it may select). This schedule will be available no earlier than 5 days after the end of each month (or such other applicable period). The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 750-7862. The Fund may terminate or modify this policy at any time without further notice to shareholders.


III. MANAGEMENT, ORGANIZATION AND
     CAPITAL STRUCTURE


    The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of June 30, 2004, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.4 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages each Portfolio's securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, each of the Portfolios pays an annual management fee of 0.12% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 2004, the Fund paid the Manager a fee equal to 0.12% of the U.S. Treasury and 0.08% of the Money Market Portfolios' average daily net assets.

    Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the

Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager an annual fee of 0.05% of each Portfolio's average daily net assets. For the fiscal year ended March 31, 2004, the Fund paid the Manager a fee for administrative services equal to 0.01% of the U.S. Treasury and 0.03% of the Money Market Portfolios' average daily net assets.

      The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

    Investment management fees and operating expenses, which are attributable to more than one Class of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding at the end of the day.


IV.  SHAREHOLDER INFORMATION


    The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations, Mutual Securities, Inc. ("MSI") and from dealers with whom MSI has entered into agreements for these purposes. (See "Investments Through Participating Organizations" for a definition of Participating Organizations)


Pricing of Fund Shares
--------------------------------------------------------------------------------


    The net asset value of each Portfolio of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of each Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. Each Portfolio intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


    The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities in a Portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


    Shares are issued as of the first determination of the Portfolio's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its Portfolios, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds").
Portfolio shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.


Subscribing to the Fund

--------------------------------------------------------------------------------

    At the time of initial investment in the Fund, investors must elect on their fund application the Class of shares of the Portfolio in which they wish to invest. Subject to the Portfolios' initial investment minimums, investors may divide their investment in the Fund between the Portfolios in any manner they choose by submitting a separate Fund application for each Portfolio.


    Subject to the suggested minimum balance of $250,000 for an existing account, shareholders in the Fund may transfer all or a portion of their shares from one open Portfolio account to another open Portfolio account at any time. Any transfer into a Portfolio in which the shareholder does not have an open account must satisfy the Portfolio's initial investment minimum of $1,000,000. Shareholders will have a separate account with the Fund for each Portfolio in which they invest. Certificates for Fund shares will not be issued to investors.

Purchase of Pinnacle Shares
--------------------------------------------------------------------------------

    Only Pinnacle shares are offered through this Prospectus. Investors may invest in Pinnacle shares through MSI and through dealers with whom MSI has entered into agreements for the purposes described herein. The Manager pays the expenses incurred in the distribution of Pinnacle Class shares. Participating Organizations (other than MSI) whose clients become Pinnacle Class shareholders will not receive compensation from the Manager or Distributor for the servicing they may provide to their clients.

    With respect to all Classes of shares, the minimum initial investment in the Fund with respect to each Portfolio is $1,000,000. The minimum amount for subsequent investments is $10,000 for all shareholders.

Investments Through Participating
Organizations
--------------------------------------------------------------------------------

    Investors may invest in the Pinnacle Class of the Fund through the Participating Organizations, such as MSI, with which they have accounts. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

    Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send periodic account statements to their customers showing (i) the total number of Fund shares owned by each customer as of the statement closing date, (ii) purchases and redemptions of Fund shares by each customer during the period covered by the statement, and (iii) the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

    Participating Organizations may charge investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from their customers that are earlier than the order deadline of the Fund due to processing or other reasons. Investors should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

      Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time, on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Purchases of Pinnacle Shares

--------------------------------------------------------------------------------

    Investors who wish to invest in the Fund may obtain a current prospectus and the Fund application necessary to open an account by telephoning the Fund toll free at (800) 750-7862.


Mail

    Investors may send or deliver a check made payable to "National Financial Services" along with a completed Fund application to:

    Pinnacle Shares of Institutional
    Daily Income Fund
    c/o Mutual Securities, Inc.
    P.O. Box 2308 Agoura Hills, CA 91376

    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds.

Bank Wire


    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone Mutual Securities, Inc. at (818) 706-8170 or toll free at
(800) 750-7862 to obtain a new account number and then instruct a member bank to wire his money immediately to:


    Chase Manhattan Bank, New York, NY
    ABA # 021000021
    Account of National Financial
    Acct. #066196-221
    for further credit to: (Brokerage Account No.)
    Customer name:


    An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

    There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------

    Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

    Pinnacle Shares of Institutional
    Daily Income Fund
    c/o Mutual Securities, Inc.
    P.O. Box 2308 Agoura Hills, CA 91376

    There is a $10,000 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

    Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
--------------------------------------------------------------------------------


    A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Portfolio following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


    A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

    When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

    Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Pinnacle Shares of Institutional
    Daily Income Fund
    c/o Mutual Securities, Inc.
    P.O. Box 2308 Agoura Hills, CA 91376

    All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

    Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Telephone

    The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholder at their addresses of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent signature guaranteed written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. Telephone requests to wire redemption proceeds must be for amounts in excess of $10,000. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


    A shareholder making a telephone withdrawal should call the Fund at (818) 706-8170 or toll free at (800) 750-7862, and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 4:00 p.m., Eastern time and on the next Fund Business Day if the redemption request is received after 4:00 p.m., Eastern time. The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.


Generally


    There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares, of a Portfolio all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

    The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

    The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


    The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or its Participating Organization's account after a withdrawal is less than $250,000.

Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount. Shareholders who purchase shares under these circumstances are not subject to the normal $10,000 minimum for subsequent purchases.


    In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.


Dividends and Distributions
--------------------------------------------------------------------------------

    The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

    Distributions of long-term capital gains, if any, are paid by the U.S. Treasury and Money Market Portfolios at least once a year and, at the shareholder's option, are paid in cash or reinvested in additional shares of the Portfolio from which they were paid having an aggregate net asset value equal to the cash amount.

    All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

    Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

    While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Except as described herein, each Portfolio's net investment income (including net realized short-term capital gains, if any) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund pays dividends monthly after the close of business on the last calendar day of each month or after the close of business on the previous Fund Business Day if the last calendar day of each month is not a Fund Business Day. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Exchange Privilege
--------------------------------------------------------------------------------

    An investor may, without cost, exchange shares from the same Class of one Portfolio of the Fund into the same Class of any other Portfolio of the Fund, subject to the $1,000,000 minimum initial investment requirement per Portfolio, the availability of such shares and the maintenance of the suggested minimum balance of $250,000. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one Portfolio and purchases of another Portfolio and therefore the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges.


    The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Before making an exchange, the investor should review the current prospectus of the Portfolio into which the exchange is being made. Prospectuses may be obtained by contacting the Distributor at the address or telephone number listed on the cover of this Prospectus.

    Instructions for exchange may be made by writing to the Fund at the appropriate address listed herein or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.


Tax Consequences
--------------------------------------------------------------------------------

    The Fund intends to qualify for the special treatment applicable to a regulated investment company under the Internal Revenue Code for each Portfolio. To qualify as a regulated investment company, each Portfolio must meet certain tests concerning its investments and distributions. For each year a Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, each Portfolio will not be subject to a federal excise tax if the Portfolio distributes each year at least 98% of its ordinary income and 98% of its capital gain income to its shareholders. Dividends of net ordinary income, mor dividend income if certain holding periods are met, and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income but will not be eligible, in the case of corporate shareholders, for the dividends-received deduction.

    Dividends and distributions are treated in the same manner for federal income tax purposes whether the shareholders receive cash or additional shares. The Fund expects that, as a result of its investment objectives, distributions will consist primarily of ordinary income. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received and reinvested the cash dividend.


    A shareholder's tax basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between the shareholder's tax basis for the shares and the proceeds received on the sale. Gain or loss generally will be treated as capital gain or loss if the shares in the Fund are held as capital assets. Such gain or loss will be long-term if the investor has held the shares in the Fund for more than one year, and, for individual shareholders may qualify for the maximum capital gain tax rate of 15% rather than the tax rate applicable to ordinary income. The exchange of shares of one Portfolio for shares of another Portfolio, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

    The Fund is required by federal law to withhold 28% of reportable payments as backup withholding (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with

Internal Revenue Code requirements regarding the supplying of their taxpayer identification number and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on its application that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

    Distributions from the U.S. Treasury Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof may be exempt from state and local taxes in certain states. Investors should consult their own tax advisors regarding specific questions as to federal, state or local taxes. Additional tax information is provided in the Statement of Additional Information.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

    Investors do not pay a sales charge to purchase shares of the Fund. The Fund's Board of Trustees has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement. There are no fees chargeable to the Pinnacle Class shares under the Plan.

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

    The Plan provides that the Fund will pay for preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

    The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative fee and past profits to pay the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares.


    The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount the Fund is required to pay to the Manager for any fiscal year under either the Investment Management Contract or Administrative Services Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Pinnacle Class shares' financial performance since inception. Certain information reflects financial results for a single Pinnacle Class shares. There are no financial highlights available for the Municipal Portfolio since this Portfolio is not yet offered for sale. The total returns in the table represent the rate that an investor would have earned on an investment in the Pinnacle Class shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                          U.S. Treasury Portfolio

                                                                                           July 29, 1999
PINNACLE SHARES                             For the Year Ended March 31,            (Commencement of Sales) to
---------------                        -------------------------------------------------
                                         2004          2003         2002         2001      March 31, 2000
                                       ---------     --------     ---------    ---------   --------------
Per Share Operating Performance:
(for a share outstanding throughout the period)

Net asset value, beginning of period    $ 1.00       $  1.00      $  1.00      $  1.00     $  1.00
                                        --------     --------     ---------    ---------   -------------
Income from investment operations:
Net investment income..........           0.009         0.015        0.031        0.060       0.035
Net realized and unrealized
    gain(loss) on investments..           0.000         --           --           0.000       --
                                        --------     --------     ---------    ---------   -------------
Total from investment operations          0.009         0.015        0.031        0.060       0.035
Less distributions:
Dividends from net investment income    ( 0.009)     (  0.015)   (   0.031)    (  0.060)   (  0.035)
Net realized gain on investments        ( 0.000)        --           --        (  0.000)      --
                                        --------     ---------   ----------    ---------   -------------
Total distributions............         ( 0.009)     (  0.015)   (   0.031)    (  0.060)   (   0.035)
                                        --------     ---------   ----------    ---------   -------------
Net asset value, end of period.         $   1.00      $  1.00    $   1.00      $  1.00     $   1.00
                                        =========    =========   ==========    =========   =============
Total Return...................             0.91%        1.53%       3.12%        6.14%        3.53%(a)
Ratios/Supplemental Data:
Net assets, end of period (000)         $  29,252     $ 25,526   $  17,871     $  20,724   $   18,450
Ratios to average net assets:
Expenses(c) (net of fees waived)            0.20%        0.20%       0.20%        0.21%        0.20%(b)
Net investment income..........             0.90%        1.51%       2.66%        5.89%        4.97%(b)
Management and administration
   fees waived.................             0.04%        0.03%       0.02%        0.02%        0.02%(b)
Expenses paid indirectly.......             0.00%        0.00%       0.00%        0.01%        0.00%(b)

(a) Not annualized
(b) Annualized
(c) Includes expenses paid indirectly



R>

                                                            Money Market Portfolio

                                                                                           July 29, 1999
PINNACLE SHARES                               For the Year Ended March 31,          (Commencement of Sales) to
---------------                          ------------------------------------------------
                                           2004         2003         2002          2001        March 31, 2000
                                         --------     ---------    ---------    ---------      --------------
Per Share Operating Performance:
(for a share outstanding throughout the period)

Net asset value, beginning of period      $   1.00    $    1.00    $   1.00     $   1.00       $    1.00
                                          ----------  ----------   ----------   ---------      --------------
Income from investment operations:
  Net investment income..........             0.010        0.016       0.031        0.062           0.038
  Net realized and unrealized
     gain(loss) on investments...         (   0.010)       0.000       0.000        0.000           --
                                          ----------- ----------   ----------   ----------     --------------
Total from investment operations              0.010        0.016       0.031        0.062           0.038
Less distributions from:
  Dividends from net investment income    (   0.010)  (    0.016)  (   0.031)   (   0.062)     (    0.038)
  Net realized gain on investments            --      (    0.000)  (   0.000)   (   0.000)          --
                                          ----------- -----------  ----------   ----------     --------------
  Total distributions............         (   0.010)  (    0.016)  (   0.031)   (   0.062)     (    0.038)
                                          ----------- -----------  ----------   -----------    --------------
Net asset value, end of period...         $   1.00    $    1.00    $   1.00     $   1.00       $    1.00
                                          =========== ===========  ==========   ===========    ==============
Total Return.....................             1.00%        1.61%       3.12%        6.42%           3.80%(a)

Ratios/Supplemental Data:
Net assets, end of period (000)..         $  122,839  $   130,135  $ 153,182    $ 128,777     $    144,632
Ratios to average net assets:
  Expenses(c) (net of fees waived)            0.20%        0.20%       0.20%        0.20%           0.20%(b)
  Net investment income..........             0.99%        1.60%       3.15%        6.20%           5.36%(b)
  Management and administration
     fees waived.................             0.06%        0.06%       0.02%        0.02%           0.03%(b)
  Expenses paid indirectly.......             0.00%        0.00%       0.00%        0.00%           0.00%(b)

(a)  Not annualized
(b)  Annualized
(c)  Includes expenses paid indirectly



                     Notice of Reich & Tang* Privacy Policy

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.


     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.




_________________________
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.





                       THIS IS NOT PART OF THE PROSPECTUS

A Statement of Additional Information (SAI) dated July 29, 2004, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual Shareholder Reports. You may obtain the SAI, the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund toll free at (800) 750-7862. To request other information, please call your financial intermediary or the Fund.

=====================================================


======================================================


======================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Distributed by:    Mutual Securities, Inc.
                   P.O. Box 2308
                   Agoura Hills, CA  91376


811-8312


PIDIF704P

                                                PINNACLE
                                                [OBJECT OMITTED]

INSTITUTIONAL DAILY INCOME FUND
Pinnacle Class of Shares

                                   PROSPECTUS

                                  July 29, 2004

================================================================================
INSTITUTIONAL DAILY
INCOME FUND                                 600 Fifth Avenue, New York, NY 10020

                                                                 (212) 830-5345

                                                     (800) 433-1918 (Toll Free)
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 29, 2004

              RELATING TO THE PROSPECTUSES FOR THE CLASS A, CLASS B
         AND PINNACLE CLASS OF SHARES OF INSTITUTIONAL DAILY INCOME FUND

                              DATED JULY 29, 2004

This Statement of Additional Information ("SAI") is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of Institutional Daily Income Fund (the "Fund"), dated July 29, 2004, and should be read in conjunction with each Prospectus.


A Prospectus for the Class A and B shares may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption, and pricing of shares has been incorporated by reference to the Prospectus of each Class of shares.

If you wish to invest in the Pinnacle Class of shares of the Institutional Daily Income Fund you should obtain a prospectus by writing to Pinnacle Shares of Institutional Daily Income Fund, c/o Mutual Securities, Inc., P.O. Box 2308, Agoura Hills, California 91376 or calling the Fund toll-free at (800) 750-7862.


This Statement of Additional Information is incorporated by reference into each of the Fund's Prospectuses in its entirety.


                                Table of Contents
---------------------------------------------------------------------------------------------------------------------------
Fund History...................................... 2      Brokerage Allocation and Other Practices.................19
Description of the Fund and Its Investments and           Capital Stock and Other Securities.......................19
  Risks........................................... 2      Purchase, Redemption and Pricing of Shares...............20
Management of the Fund............................10      Taxation of the Fund.....................................21
Control Persons and Principal Holders of                  Underwriters.............................................22
  Securities......................................12      Financial Statements.....................................22
Investment Advisory and Other Services............14      Description of Ratings...................................23

I.  FUND HISTORY

The Fund was formed on January 20, 1994, in the state of Massachusetts.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is a diversified, no-load, open-end management investment company consisting of three managed portfolios of money market instruments (the "Portfolios"). The investment objective of the Fund's Portfolios is to seek as high a level of current income (or tax-exempt current income for the Municipal Portfolio) to the extent consistent with preservation of capital and maintenance of liquidity. The Portfolios were designed to meet the short-term investment needs of corporate and institutional investors. There can be no assurance that the Portfolios will achieve their investment objectives. The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus. The U.S. Treasury Portfolio attempts to accomplish these objectives by investing only in U.S. Treasury obligations and other obligations that are issued or guaranteed by the U.S. Government which have effective maturities of 397 days or less that enable it to employ the amortized cost method of valuation. Under normal circumstances the Portfolio will invest all of its net assets, plus borrowings for investment purposes, in obligations issued or guaranteed by the U.S. Treasury although the exact amount may vary from time to time. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

Credit Ratings and Risks

The Money Market Portfolio may only purchase high quality money market instruments and the Municipal Portfolio may only purchase high quality tax-exempt money market instruments ("Municipal Securities") that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolios are able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means: (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the Securities (collectively, the "Requisite NRSROs"); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is determined by the Manager to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations;
(iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. All investments purchased by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission ("SEC") of such fact and of the actions that the Fund intends to take in response to the situation. Each Portfolio shall invest not more than 5% of its total assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities.

With respect to 75% of its total assets, each Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution.

Foreign Securities

The Money Market Portfolio may invest in certain foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Money Market Portfolio by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

Repurchase Agreements


All Portfolios may invest in repurchase agreements. Investments by the Fund in repurchase agreements are made in accordance with procedures established by the Fund providing that the securities serving as collateral for each repurchase agreement are delivered to the Fund's custodian either physically or in book entry form and that the collateral is marked to the market with sufficient frequency to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs the risk of loss with respect to its investment in the event of a default by the issuer if, at the time of default, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. Were a default to occur, the Fund would look to the collateral securing the repurchase agreement to recover its entire investment. In the event that a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses in selling the collateral. The U.S. Treasury Portfolio may only enter into repurchase agreements which are collateralized by obligations issued or guaranteed by the U.S. Government. All Portfolios may enter into repurchase agreements only with member banks of the Federal Reserve System, and "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States government securities whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio or with other entities that the Manager has determined are creditworthy. Although the securities subject to the repurchase agreement might bear maturities exceeding 397 days, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Portfolio enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Portfolio may engage in a repurchase agreement with respect to any security in which that Portfolio is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Portfolio's investment criteria for Portfolio securities and will be held by the Portfolio's custodian or in the Federal Reserve Book Entry System.

Each Portfolio may invest no more than 10% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days. See "Investment Restrictions" herein. A Portfolio may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis. In the view of the management of the Fund, the restrictions and procedures described above which govern the Fund's investments in repurchase agreements substantially minimize the Fund's risk of losses in making those investments. Repurchase agreements may be considered to be loans under the 1940 Act.

Reverse Repurchase Agreements


Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price and date. The U.S. Treasury Portfolio is permitted to enter into reverse repurchase agreements for liquidity purposes or when it is able to purchase other securities which will produce more income than the cost of the agreement. Each Portfolio that is permitted to enter into reverse repurchase agreements may do so only with member banks of the Federal Reserve System, and "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States government securities whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio or with other entities that the Manager has determined are creditworthy. When engaging in reverse repurchase transactions, the Fund will maintain, in a segregated account with its custodian, securities equal in value to those subject to the agreement.
These agreements are considered to be borrowings and therefore are included in the asset restriction contained under "Investment Restrictions" relating to borrowings which allows a Portfolio to borrow money from banks for extraordinary or emergency purposes and to engage in reverse repurchase agreements provided that such in the aggregate do not exceed one-third of the value of the total assets of that Portfolio less its liabilities. Any Portfolio that utilizes reverse repurchase agreements to this extent may be considered to be leveraging its portfolio; however, since the Portfolios are required to maintain segregated accounts to cover their positions on these reverse repurchase agreements, the risks inherent in this leveraging technique are minimized. The Portfolio could experience delays in recovering securities in the event of the bankruptcy of the other party to a reverse repurchase agreement and could experience a loss to the extent that the value of the securities may have decreased in the meantime.


Variable Rate Demand Instruments

The Money Market Portfolio and Municipal Portfolio may purchase variable rate demand instruments. Variable rate demand instruments that the Portfolios will purchase are tax exempt Municipal Securities or taxable (variable amount master demand notes) debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Portfolios may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the "prime rate"1 of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A Portfolio utilizing the amortized cost method of valuation may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Portfolio in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Fund's Manager. If an instrument is ever deemed to be of less than high quality, the Portfolio either will sell in the market or exercise the demand feature.

The variable rate demand instruments that the Portfolios may invest in include participation certificates purchased by the Portfolios from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Securities (expected to be concentrated in IRBs) or taxable debt obligations (variable amount master demand notes)

1 The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

owned by such institutions or affiliated organizations. A participation certificate gives the Portfolios an undivided interest in the obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Portfolio's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The Portfolios intend to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to make redemptions of the Portfolio shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable "prime rate" or other interest rate index. With respect to insurance, the Portfolios will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Portfolios retain the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. The Manager has been instructed by the Fund's Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolio, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although these instruments may be sold by the Portfolio, the Portfolio intends to hold them until maturity, except under the circumstances stated above.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolios may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Portfolios may contain variable rate demand participation certificates in fixed rate Municipal Securities and taxable debt obligations (the Portfolios will not acquire variable note demand participation certificates in fixed rate municipal securities without an opinion of counsel). The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Portfolios to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable bank's prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a variable rate demand instrument held by a Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolios' dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Portfolio, it will be sold in the market or through exercise of the repurchase demand.

When-Issued Securities

All Portfolios may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Portfolio are not invested prior to the settlement of a purchase of securities, that Portfolio will earn no income; however, it is intended that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Portfolio will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Portfolios' securities will be adversely affected by their purchase of debt obligations on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Participation Certificates

The Money Market Portfolio and Municipal Portfolio may purchase from banks participation certificates in all or part of specific holdings of municipal or other debt obligations (including corporate loans). Where the institution issuing the participation certificates does not meet the Portfolio's quality standards, the participation certificates may be backed by an irrevocable letter of credit or guarantee that the Manager has determined meets the prescribed quality standards of each Portfolio. Thus, even if the credit of the selling bank does not meet the quality standards of a Portfolio, the credit of the entity issuing the credit enhancement will. Each Portfolio will have the right to sell the participation certificates back to the bank for the full principal amount of the Portfolio's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Portfolio, (2) to maintain the quality standards of each Portfolio's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Portfolio in connection with the arrangement. When purchasing bank participation certificates, the Portfolio will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.

Domestic and Foreign Bank Obligations, Certificates of Deposit and Bankers' Acceptances

The Money Market Portfolio and Municipal Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances, commercial paper and other obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose banks are ranked by total deposits as shown by their most recent annual financial statements. The "other obligations" in which the Portfolios may invest include instruments (such as bankers' acceptances, commercial paper and certificates of deposit) issued by United States subsidiaries of the 50 largest banks in the United States where the instruments are guaranteed as to principal and interest by such banks. At the time the Portfolio invests in any certificate of deposit, bankers' acceptance or other bank obligation, the issuer or its parent must have its debt rated within the quality standards of the Portfolio or, if unrated, be of comparable quality as determined by the Manager.

Privately Placed Securities

The Money Market Portfolio and Municipal Portfolio may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price these Portfolios pay for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by these Portfolios will reflect any limitations on their liquidity. As a matter of policy, none of the Portfolios will invest more than 10% of the market value of the total assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments. The Portfolios may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Portfolios may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, each Portfolio will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Trustees continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Portfolios' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Description of Municipal Obligations (Municipal Portfolio)

(1) Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorizations and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of "private activity bonds" are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Taxation of the Fund" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is not an established secondary market for the IRBs, the IRBs will be supported by letters of credit, guarantees, insurance or other credit facilities that meet the high quality criteria of the Municipal Portfolio stated in each Prospectus and provide a demand feature which may be exercised by the Portfolio to provide liquidity. In accordance with the investment restrictions, the Municipal Portfolio is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Securities (including IRBs) that may not be readily marketable or have a liquidity feature.

(2) The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

(3) Issues of Municipal Commercial Paper typically represent very short term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board or Manager determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities. The Board or Manager is also responsible for determining the credit quality of municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

(5) The Fund expects that, on behalf of the Municipal
     Portfolio, it will not invest more than 25% of the Portfolio's total assets in municipal obligations whose issuers are located in the same state or more than 25% of the Portfolio's total assets in municipal obligations the security of which is derived from any one category. There could be economic, business or political developments which might affect all municipal obligations of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

(6) When the Municipal Portfolio purchases Municipal Securities it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Securities. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Security at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Security held in its portfolio.

Stand-By Commitments

The amount payable to the Municipal Portfolio upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Securities (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the security plus
(2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Security at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Security.

The Municipal Portfolio's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio, although it could sell the underlying Municipal Security to a third party at any time.

The Manager expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio would not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

The Municipal Portfolio would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and where the issuer of the Municipal Obligation meets the investment criteria of the Municipal Portfolio. The Municipal Portfolio's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Securities held by the Portfolio that were subject to the commitment.

The Municipal Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Municipal Portfolio to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Municipal Portfolio would be valued at zero in determining net asset value. In those cases in which the Portfolio paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Portfolio. Stand-by commitments would not affect the dollar weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Municipal Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Municipal Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on municipal obligations subject to stand-by commitments will be exempt from federal income taxation (see

"Taxation of the Fund" herein). In the absence of a favorable tax ruling or opinion of counsel, the Municipal Portfolio will not engage in the purchase of securities subject to stand-by commitments.

Put Options

The Municipal Portfolio may purchase municipal bonds or notes with the right to resell them at an agreed price or yield within a specified period prior to maturity to facilitate portfolio liquidity. This right to resell is known as a "put." The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of this Portfolio and subject to the supervision of the Trustees, the purpose of this practice is to permit the Portfolio to be fully invested in tax-exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the put writer may default on its obligation to repurchase. The Manager will monitor each writer's ability to meet its obligations under puts. See "Investment Restrictions" herein and "Tax Consequences" in the Prospectus.

The amortized cost method is used by the Money Market Portfolio and the Municipal Portfolio to value any Municipal Securities; no value is assigned to any puts on such Municipal Securities. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

General

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For the Fund to so qualify, at the close of each quarter of the taxable year, in addition to other requirements, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities (other than Government securities or regulated investment company securities) of one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable federal income tax requirements are revised. (See "Taxation of the Fund" herein.)

In addition to the above description of securities in which the Portfolios of the Fund may invest, the Fund may if permitted by applicable law and/or pursuant to exemptive relief, sell its shares to investment companies that are advised by the Manager for investment of such investment companies daily cash balances.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of each Portfolio of the Fund that would be effected by such a change. The term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if officers and Trustees of the Fund or CDC IXIS Asset Management North America, L.P., the managing member of the Manager, individually own beneficially more than 1/2 of 1% of the issuer's securities or in the aggregate own more than 5% of the issuer's securities; and


(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization involving the Fund; (4) invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein), commodities, commodity contracts, commodity options, interests in oil or gas or interests in other mineral exploration or development programs; (5) invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (a Fund may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals); (6) purchase restricted securities in excess of the percentage limitations set forth in restriction (c)(10) below; provided, however, that restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) or Rule 144A of the Securities Act, or purchase securities on margin; (7) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (8) act as an underwriter of securities; (9) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowings; (10) acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such illiquid securities; (11) invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities; (12) with respect to the U.S. Treasury Portfolio and the Money Market Portfolio, invest more than 25% of the value of the Portfolio's total assets in securities of companies in the same industry (excluding United States government securities and, as to the Money Market Portfolio only, certificates of deposit and bankers' acceptances of domestic banks) and, with respect to the Municipal Portfolio, purchase (i) pollution control and industrial revenue bonds or (ii) securities which are not Municipal Obligations if in either case the purchase would cause more than 25% of the value of the Portfolio's total assets to be invested in companies in the same industry (for the purpose of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are similarly related to financing the activities of their parents); (13) with respect to 75% of the value of a Portfolio's total assets, the Fund may not invest more than 10% of a Portfolio's assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 10% of the total assets of the Fund. However, the Portfolio may only invest more that 10% of its assets in securities subject to puts from the same institution if such puts are issued by a non-controlled person (as defined in the 1940
    Act); (14) make loans, except that the Fund may purchase for a Portfolio the debt securities described above under "Description of the Fund and Its Investments and Risks" and may enter into repurchase agreements as therein described; (15) borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the Portfolio with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests and furthermore each Portfolio will not make additional investments when borrowings exceed 5% of the value of a Portfolio's net assets or (ii) with respect to the U.S. Treasury Portfolio, otherwise provided herein and permissible under the 1940 Act;
    and (16) pledge, mortgage, assign or encumber any of a Portfolio's assets except to the extent necessary to secure a borrowing permitted by clause
   (13) made with respect to the Portfolio.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Trustees, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Committee are Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong. The Committee met five times during the fiscal year ended March 31, 2004.

The Board also has a Nominating Committee comprised of Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Trustees who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended March 31, 2004. This committee currently does not consider nominees recommended by shareholders.

The following table shows the Trustees and Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.


                        Trustees and Officers Information
----------------------- ------------ ------------- ---------------------------------------------------- ------------ ---------------
   Name, Address,       Position(s)  Term of Office                 Principal Occupation(s)              Number of         Other

     and Age            Held with    and Length of                        During Past                  Portfolios in   Directorships
                          Fund       Time Served 1                          5 Years                         Fund          held by

                                                                                                           Complex        Director
                                                                                                          Overseen by
                                                                                                           Trustee
----------------------- ------------ ------------- ---------------------------------------------------- ------------ --------------
Disinterested Trustees:
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------
Dr. W. Giles Mellon,      Trustee    Since 1994    Professor Emeritus of Business Administration in the     Eleven          None
Age 72                                             Graduate School of Management, Rutgers University

                                                   with which he has been associated with since 1966.

Brooklyn, NY 11201
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------
Robert Straniere, Esq.,   Trustee    Since 1994    Owner, Straniere Law Firm since 1980, NYS                Eleven  WPG Funds Group
Age 62                                             Assemblyman since 1981 and counsel at Fisher, Fisher
                                                   & Berger since 1995.
Staten Island, NY 10306
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------

Dr. Yung Wong,            Trustee    Since 1994    Managing Director of Abacus Associates, an               Eleven          None
Age 65                                             investment firm, since 1996.

----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------
Interested Trustees/Officers:
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------

Steven W. Duff,           President  Since 1994    President of the Mutual Funds Division of the Manager   Fourteen          None
Age 50                    and Trustee 2            since 1994, President and Director/Trustee of eight

                                                   other funds in the Reich & Tang Fund Complex,
                                                   Director of Pax World Money Market Fund, Inc.,
                                                   Principal Executive Officer of Delafield Fund, Inc.
                                                   and President and Chief Executive Officer of Tax
                                                   Exempt Proceeds Fund, Inc.
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------

Richard De Sanctis, Age   Treasurer    Since 1994  Executive Vice President and Chief Financial Officer       N/A            N/A
Age 47                        and                  of the Manager.  Associated with the Manager since

                          Assistant                1990. Mr. De Sanctis is also Treasurer and Assistant
                          Secretary                Secretary of ten other funds in the Reich & Tang
                                                   Fund Complex, and the Vice President, Treasurer and
                                                   Assistant Secretary of Cortland Trust, Inc.
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------
Molly Flewharty,          Vice         Since 1994  Senior Vice President of the Manager. Associated           N/A            N/A
Age 52                    President                with the Manager since 1977. Ms. Flewharty is also
                                                   Vice President of eleven other funds in the Reich &
                                                   Tang Fund Complex.
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------

Rosanne Holtzer,          Secretary    Since 1998  Senior Vice President of the Manager.  Associated          N/A            N/A
Age 40                      and                      with the Manager since 1986. Ms. Holtzer is also

                          Assistant                Secretary and Assistant Treasurer of eleven other
                          Treasurer                funds in the Reich & Tang Fund Complex.
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------
Dana E. Messina,          Vice         Since 1994  Executive Vice President of the Manager.  Associated with  N/A            N/A
Age 46                    President                the Manager since 1980. Ms. Messina is also Vice President of eight other funds in the Reich & Tang Fund Complex.
----------------------- ------------ ------------- ---------------------------------------------------- -------------  -------------


1 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's Declaration of Trust, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

2 Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.

The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2003:


                                                                               Aggregate Dollar Range of Equity
                                                                           Securities in All Funds Overseen or to be
                                   Dollar Range of Equity Securities in    Overseen by Trustee or Nominee in Family
Name of Trustee                                  the Fund                           of Investment Companies

Disinterested Trustee:

Dr. W. Giles Mellon                                None                                $10,001 - $50,000


Robert Straniere                                   None                                $10,001 - $50,000


Dr. Yung Wong                                      None                                  Over $100,000



Interested Trustee:

---------------------------------

Steven W. Duff                                     None                                 Over $100,00




The Fund paid an aggregate remuneration of $30,000 to its Trustees with respect to the period ended March 31, 2004, all of which consisted of trustees' fees paid to the three disinterested Trustees, pursuant to the terms of the Investment Management Contract (See "Investment Advisory and Other Services" herein).

Trustees of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $5,000 and a fee of $1,000 for each meeting of the Board of Trustees attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Manager do not receive compensation from the Fund. (see "Compensation Table").



                                                       Compensation Table

                           Aggregate Compensation    Pension or Retirement      Estimated Annual     Total Compensation from
     Name of Person,           from the Fund       Benefits Accrued as Part      Benefits upon        Fund and Fund Complex
        Position                                       of Fund Expenses            Retirement           Paid to Trustees*


Dr. W. Giles Mellon,            $10,000                       0                       0                $54,000 (9 Funds)
Trustee

Robert Straniere,               $10,000                       0                       0                $54,000 (9 Funds)
Trustee

Dr. Yung Wong,                  $10,000                       0                       0                $54,000 (9 Funds)
Trustee


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2004. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A fund is considered to be part of the same complex if among other things, it shares a common investment adviser with the Fund.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On June 30, 2004, there were 48,593,483 Class A shares outstanding in the Money Market Portfolio, 124,565,569 Class B shares outstanding in the Money Market Portfolio, 130,367,050 Pinnacle Class shares outstanding in the Money Market Portfolio, 260,566,065 Class A shares outstanding in the U.S. Treasury Portfolio, 448,904,874 Class B shares outstanding in the U.S. Treasury Portfolio and 24,817,099 Pinnacle Class shares outstanding in the U.S. Treasury Portfolio.

As of June 30, 2004, the amount of shares owned by all officers and Trustees of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of June 30, 2004:


Name and Address                                          % of Class                         Ownership
----------------                                          ----------                         ---------
Money Market Portfolio- Class A Shares
--------------------------------------

Mr. Richard Portogallo                                      20.61%                          Beneficial
54 Riviera Drive South
Massapequa, NY 11758-8514

Harry E. Gruber & Gruber-Cunningham                         11.55%                          Beneficial
P.O. Box 675272
Rancho Santa Fe, CA 92067-5272

Fiserv Securities                                           11.55%                            Record
One Commerce Sq.
2005 Market St; 15tth Floor
Philadelphia, PA 19103-3212

Whelen Engineering Co.                                       7.87%                            Record
Operating Account
Rte. 145 Winthrop Road
Chester, CT 06412

Town of Old Saybrook                                         6.32%                            Record
302 Main Street
Old Saybrook, CT 06475

Pershing                                                     6.15%                            Record
One Pershing Plaza
Jersey City, NJ  07399


Money Market Portfolio - Class B Shares

The Charles Schwab Trust Co.                                14.49%                            Record
Attn:  Minna Alfaro
425 Market St. -7th Floor

San Francisco, CA 94105


BNP Paribas Brokerage Services                               8.04%                            Record
555 Croton Road, 4th Floor

King of Prussia, PA  19406


CDC IXIS Asset Mgmt. North America, L.P.                     6.94%                            Record
399 Boylston Street - 13th Fl.

Boston, MA 02116


Koa Holdings, Inc.                                           5.78%                            Record
600 Fifth Avenue - 8th Floor
New York, NY 10020

The Malone Family Foundation                                 5.30%                            Record
Attn: Cathie Wlaschin
12300 Liberty Blvd.
Englewood, CO 80112-7009


Pinnacle Shares of Money Market Portfolio
NFSC as agent for the exclusive                             100.00%                           Record
Benefit of Customer in Pinnacle Shares
200 Liberty Street
New York, NY  10281

                                       13

U.S. Treasury Portfolio - Class A Shares

Neuberger Berman                                            61.52%                            Record
55 Water Street

New York, NY  10041


Fiserv Securities                                           12.29%                            Record
One Commerce Sq.
2005 Market St; 15tth Floor
Philadelphia, PA 19103-3212

First Southwest Company                                      9.30%                            Record
1700 Pacific Avenue - Ste. 500
Dallas, TX 75201-4652

Lehman Brothers                                              7.31%                            Record
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

U.S. Treasury Portfolio - Class B Shares

Neuberger Berman                                            82.45%                            Record
55 Water Street

New York, NY  10041

Pinnacle Shares of U.S. Treasury Portfolio                 100.00%                            Record
NFSC as agent for the exclusive
Benefit of Customer in Pinnacle Shares
200 Liberty Street
New York, NY  10281

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of June 30, 2004, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $17.4 billion. The Manager acts as investment manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in the Manager. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA is ultimately owned by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fifteen principal subsidiaries or affiliated investment management firms and distribution and service groups of CDCIANMA, collectively, have more than $158 billion in assets under management or administration as of March 31, 2004.

On January 29, 2004, the Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to March 31, 2005. The contract may be continued in force thereafter for successive twelve-month periods beginning each April 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by a majority of the Trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

The Manager:

The Board considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Manager and discussed the Manager's profitability relating to its management of the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, including the requirements of Rule 2a-7 and other provisions of the 1940 Act and related securities regulations.

Performance and Expenses of the Fund:

The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Portfolios and their peer group (First Tier institutional taxable funds of comparable size for the Money Market Portfolio and treasury and repurchase agreement institutional funds of comparable size for the U.S. Treasury Portfolio) (each a "Peer Group") for the year ended November 30, 2003, (ii) data concerning the fees and expenses of each Portfolio of the Fund compared to its Peer Group, and
(iii) an expense summary of each Portfolio of the Fund for fiscal year 2003 and projected expense summary for fiscal year 2004. In particular, the Board noted that on a net yield basis the Class A, Class B and Pinnacle Class shares of the
U. S. Treasury Portfolio and the Class B and Pinnacle Class shares of the Money Market Portfolio had performed above the average in relation to their respective Peer Groups even though the Class A shares of the Money Market Portfolio performed slightly under the average for its respective Peer Group. In addition, the Board noted that the Fund's Class A, Class B and Pinnacle Class shares of the U.S. Treasury Portfolio and the Class B and Pinnacle Class shares of the Market Portfolio each had an overall net expense ratio that was lower than its respective Peer Group. Despite the fact that the overall net expense ratio for the Class A shares of the Money Market Portfolio was above the average of its Peer Group, the Board noted the overall positive performance by the Manager and its affiliates as a consideration in their deliberations.

Other Factors:

In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing. The Board also discussed the ability of the Manager's affiliate, the Distributor, to market the Fund through its distribution networks, including its customer service and administration system with banks and bank customers.

Representatives from the Manager were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Trustees).

Conclusion:

The Board of Trustees, including all of the disinterested Trustees, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. The Manager also provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract each of the Portfolios will pay an annual management fee of 0.12% of such Portfolio's average daily net assets. The fees are accrued daily and paid monthly. For the Fund's fiscal year ended March 31, 2004, the Manager received investment management fees totaling $457,906, of which $152,635 was waived, from the Money Market Portfolio and $906,650, none of which was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 2003, the Manager received investment management fees totaling $434,496, of which $144,832 was waived, from the Money Market Portfolio and $681,629, none of which was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 2002, the Manager received investment management fees totaling $1,027,651, of which $38,985 was waived, from the Money Market Portfolio and $739,695, none of which was waived, from the U.S. Treasury Portfolio.

Pursuant to an Administrative Services Agreement with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives an annual fee of 0.05% of each Portfolio's average daily net assets. For the Fund's fiscal year ended March 31, 2004, the Manager received administration fees in the aggregate of $190,794, of which $76,318 was waived, from the Money Market Portfolio and $377,354, of which $275,806 was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 2003, the Manager received administration fees in the aggregate of $181,040, of which $72,416 was waived, from the Money Market Portfolio and $284,012, of which $179,327 was waived, from the U.S. Treasury Portfolio. For the Fund's fiscal year ended March 31, 2002, the Manager received administration fees in the aggregate of $428,188, of which $171,275 was waived, from the Money Market Portfolio and $308,206, of which $123,282 was waived, from the U.S. Treasury Portfolio.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of a Portfolio will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder and distribution services provided by Participating Organizations to Fund shareholders pursuant to the Distribution and Service Plan may be compensated by the Fund's distributor from its own resources, which includes the shareholder servicing fee and past profits, or by the Manager from its own resources, which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution and servicing of Class B and Pinnacle Class shares shall be paid by the Manager (see "Distribution and Service Plan").


Distribution And Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted amended and restated distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing distribution related services.

Under the Shareholder Servicing Agreement, the Distributor receives from each Portfolio a service fee equal to 0.25% per annum of the Class A shares average daily net assets (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts. The Shareholder Servicing Fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B and Pinnacle shareholders will not be assessed a shareholder servicing fee.




The following table provides the total fees paid by each Class of the Fund pursuant to the Plan and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended March 31, 2004:



--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
                                                               Money        U.S.       Money        U.S.       Money        U.S.
                                                               Market     Treasury     Market     Treasury     Market     Treasury
                                                             Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                                              Class A     Class A     Class B     Class B     Pinnacle    Pinnacle
                                                               Shares     Shares      Shares       Shares     Shares       Shares
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Total fees paid by each Class of the Fund under the
Plan:                                                         $202,009   $565,807       $0           $0          $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Payments made by the Manager and Distributor to or on
behalf of Participating Organizations:                        $211,073   $574,006     $2,711      $86,236        $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Breakdown of payments made pursuant to the Plan
for certain types of activities:
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Advertising:                                                     $0         $0          $0           $0           $0          $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Printing and mailing of prospectuses to other than
current shareholders:                                           $1,533      $511      $1,533       $511        $1,067        $96
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Compensation to underwriters:                                    $0         $0          $0           $0          $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Compensation to broker-dealers:                               $211,073   $574,006     $2,771      $86,236        $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Compensation to sales personnel:                               $42,693     $34,248    $42,693     $34,247        $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Interest, carrying or other financing charges:                   $0         $0          $0           $0          $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Travel and entertainment for sales personnel:                  $3,598     $2,253      $3,596       $2,251        $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------
Miscellaneous expenses:                                         $257       $252        $254         $248         $0           $0
--------------------------------------------------------   ------------  ----------   ---------   ---------- ----------- ----------



For the fiscal year ended March 31, 2004, the total amount spent pursuant to the Plan for the Class A Money Market Portfolio shares was 0.32% of the average daily net assets of the Class A shares of the Fund, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.07% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended March 31, 2004, the total amount spent pursuant to the Plan for the Class A U.S. Treasury Portfolio shares was 0.27% of the average daily net assets of the Class A shares of the Fund, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.02% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended March 31, 2004, the total amount spent pursuant to the Plan for the Class B Money Market Portfolio shares was 0.03% of the average daily net assets of the Class B shares of the Fund. For the fiscal year ended March 31, 2004, the total amount spent pursuant to the Plan for the Class B U.S. Treasury Portfolio shares was 0.02% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended March 31, 2004, the total amount spent pursuant to the Plan for the Pinnacle Class of shares of the Money Market Portfolio shares was less than 0.01% of the average daily net assets of the Pinnacle Class of shares of the Money Market Portfolio. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended March 31, 2004, the total amount spent pursuant to the Plan for the Pinnacle Class of shares of the U.S. Treasury Portfolio was less than 0.01% of the average daily net assets of the Pinnacle Class of shares of the U.S. Treasury Portfolio. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

The Plan and the Shareholder Servicing Agreement provide that, in addition to the shareholder servicing fee, the Distributor will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organization who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include the shareholder service fee and past profits for the purpose enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Service Agreement or the Shareholder Servicing Agreement in effect for that year.

Certain Participating Organizations receive payments from the Distributor for shareholder servicing, administrative, accounting, transfer agency and/or distribution services. The Distributor uses fees it receives from the Fund and, in significant amounts, from its and the Manager's own resources to make these payments. The amount of any payments made to Participating Organizations are based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.


In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended pursuant to the Plan and identifying the activities for which those expenditures were made.


The Plan was most recently approved on January 29, 2004, to continue in effect until March 31, 2005. Thereafter, the Plan may continue in effect for successive annual periods commencing April 1, provided it is approved by the shareholders or by the Board of Trustees. This includes a majority of Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the

Trustees including a majority of Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested Trustees of the Fund or the Fund's shareholders, respectively.

Custodian And Transfer Agent

The Bank of New York, 100 Church Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of beneficial interest of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, independent certified public accountants, have been selected as the independent registered public accounting firm for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Securities with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The Fund has an unlimited authorized number of shares of beneficial interest, having a par value of one tenth of one cent ($.01) per share. These shares are entitled to one vote per share with proportional voting for fractional shares. The Fund's Board of Trustees is authorized to divide the shares into separate series of shares, one for each of the Portfolios that may be created. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

Each Portfolio of the Fund is subdivided into three Classes of shares of beneficial interest, Class A, Class B and Pinnacle Class. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B and Pinnacle Class shares will have different Class designations; (ii) only the Class A shares are assessed a service fee pursuant to the Plan of 0.25% of the Class' shares' average daily net assets; (iii) each Class of each Portfolio will vote separately on matters relating solely to that Class under the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit stockholders to exchange their shares only for shares of the same Class of any other Portfolio of the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.

Under its Declaration of Trust, the Fund has the right to redeem for cash shares owned by any shareholder to the extent and at such times as the Fund's Board of Trustees determines to be necessary or appropriate to prevent an undue concentration share ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Trustees can elect 100% of the Trustees if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Trustees, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of beneficial interest, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of beneficial interest, and (iv) upon the written request of shareholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Trustee(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until his successor is elected or qualified, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value


The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of each Portfolio of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value of a Portfolio is computed by dividing the value of the net assets for such Portfolio (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Portfolio.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Trustees has established procedures to stabilize the net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are First Tier Eligible Securities.

IX.  TAXATION OF THE FUND

The Fund intends, for each Portfolio, to qualify and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to federal income tax on its investment company taxable income distributed to shareholders or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund in a notice to shareholders as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will generally be taxed to shareholders as dividend income to the extent of the Fund's current or accumulated earnings and profits. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may subject the Fund to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Generally, on the sale or exchange of obligations held for more than one year, gain realized by the Fund that is not attributable to accrued market discount will be long-term capital gain. However, gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. The Municipal Portfolio intends to hold sufficient municipal obligations that pay interest which is exempt from regular federal income tax under Code Section 103 in order for the Municipal Portfolio to qualify to pay exempt-interest dividends. A shareholder receiving an exempt-interest dividend may treat it as an item of interest excludable from gross income under Code Section 103 for purposes of calculating regular federal income tax liability. Distributions from the Fund are not eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the federal tax status of distributions.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss, depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.

The Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to backup withholding of federal income tax if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Recent federal tax legislation has lowered the rate of backup withholding to 28%. If the withholding provisions are applicable, distributions (whether requested to be reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld maybe credited against a shareholder's ultimate federal income tax liability if appropriate documentation is provided.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty if one applies).

Distributions from the U.S. Treasury Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof may be exempt from state and local taxes in certain states. The preceeding discussion assumes that a shareholder is subject to tax as a resident of the United States, is not subject to special taxing rules, holds its shares as capital assets and not part of a hedge or straddle transaction. Investors should consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

XII.  FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended March 31, 2004, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

_____________________________________
* As described by the rating agencies.

                           PART C - OTHER INFORMATION

Item 23.          Exhibits.

(a) Declaration of Trust of the Registrant filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on July 29, 1999, and incorporated herein by reference.

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

(c) Not applicable.

(d) Investment Management Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC formerly known as Reich & Tang Asset Management L.P. filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

(e) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

(f) Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

(h) Administrative Services Agreement dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management, L.P.) filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.


(h.1)Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between Registrant and Reich & Tang Services, Inc. with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on July 28, 2003, and incorporated herein by reference.


(h.2)Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

(h.3)Cash Management Agreement and Related Services Agreement between the
     Registrant and The Bank of New York filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

(i) Opinion of Dechert, Price & Rhoads as to the legality of the securities being registered filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on July 29, 1999, and incorporated herein by reference.

(i.1)Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

(j)  Consent of Independent Registered Public Accounting Firm.

(k) Audited Financial Statements for the fiscal year ended March 31, 2004 filed with the Annual Report on Form N-CSR on June 3, 2004, and incorporated herein by reference.

(l) Written assurance of New England Investment Companies, L.P. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed July 29, 1999, and incorporated herein by reference.


(m) Amended and Restated Distribution and Service Plan dated January 25, 2001, as amended and January 29, 2004 pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(m.1)Distribution  Agreement dated October 30, 2000, between the Registrant and
     Reich & Tang Distributors, Inc. (see Exhibit e.)

(m.2)Shareholder Servicing Agreement dated October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

(n) Amendment No. 9 to Rule 18f-3 Multi-Class Plan filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on July 28, 2003, and incorporated herein by reference.


(o)  Reserved.

(p) There are no 17j-1 Codes of Ethics applicable to the Registrant because the Registrant is a money market fund.

(q) Powers of Attorney filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on July 27, 2001, and incorporated herein by reference.

Item 24.   Persons Controlled by or Under Common Control with Registrant.


         The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


Item 25.   Indemnification.

         The Registrant incorporates herein by reference the response to Item 27 of the Registration Statement filed with the SEC on July 28, 1997 with Post-Effective Amendment No. 5.

Item 26.   Business and Other Connections of the Investment Adviser.

         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

         RTAMLLC is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member of and owner of a 99.5% membership interest in RTAMLLC. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in RTAMLLC.


         Peter S. Voss is a Manager of RTAMLLC. Mr. Voss was a Director of Reich & Tang Asset Management, Inc. from July 1994 and President from August 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). Mr. Voss is Chairman and Chief Executive Officer of CDC IXIS Asset Management. He also is President and Chief Executive Officer of CDCIAMNA; a Director, President and Chief Executive Officer of CDC IXIS Asset Management US, LLC ("CDCIAMUS"), the general partner of CDCIAMNA; and a Director, President and Chief Executive Officer of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"), the majority interest holder in CDCIAMNA and the sole interest holder in CDCIAMUS. Mr. Voss was President and Chief Executive Officer of Nvest Corporation and its general partner, Nvest, L.P., and Nvest, L.P.'s predecessor from October 1992 to October 2000. He is also Chairman of the Board of Directors of CDCIAMNA's subsidiaries other than Loomis, Sayles & Company, L.P. where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. CDCIAMNA, CDCIAMUS, and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.


         G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. He is also Executive Vice President and Chief Financial Officer of CDCIAMNA and CDCIAMUSC. Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and Nvest, L.P. companies from December 1996 to October 2000.

         Beverly M. Beardon is a Manager of RTAMLLC. She is also Senior Vice President, Human Resources, of CDCIAMNA since 1993.

         Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is President and a Director/Trustee of 9 funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994.

         Richard De Sanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. De Sanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. De Sanctis is also Treasurer and Assistant Secretary of 11 funds in the Reich & Tang Fund Complex and Vice President, Treasurer and Assistant Secretary of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.


         J. Dennis Delafield is a Managing Director of the Capital Management division of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

          Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since 1977 and is also Vice President of 12 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since 1980 and is also Vice President of 9 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Cleo Piperis is a Vice President of the Capital Management division of RTAMLLC. Ms. Piperis has been associated with RTAMLLC and it's predecessors since 1993 and is also Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Vincent Sellecchia is a Managing Director of the Capital Management division of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and it's predecessors since 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Ruben Torres is a Senior Vice President of the Mutual Funds division of RTAMLLC. Mr. Torres has been associated with RTAMLLC and its predecessors since 1986 and is also Vice President and Assistant Secretary of Cortland Trust, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since 1986 and is also Vice President Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.


         Rosanne Holtzer is Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986 and is also Secretary and Assistant Treasurer of 12 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

Item 27.  Principal Underwriters.

         (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also the distributor of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss and Ryland is 399 Boylston Street, Boston, MA 02116. For all other persons the principal address is 600 Fifth Avenue, New York, New York 10020.




Name                  Positions and Offices with the Distributor              Positions and Offices with the Registrant
----                  ------------------------------------------              -----------------------------------------
Michael Appleton      Vice President and Secretary                            None
Richard De Sanctis    Executive Vice President and Chief Financial Officer    Treasurer and Assistant Secretary
Steven W. Duff        Director                                                President and Director
Rosanne Holtzer       Vice President                                          Secretary and Assistant Treasurer
G. Neal Ryland        Director                                                None
Richard E. Smith III  President, Director and Chief Compliance Officer        None
Peter S. Voss         Director                                                None
Richard Weiner        Vice President                                          None


(c) Not applicable.


Item 28.   Location of Accounts and Records.

          Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's manager; and at The Bank of New York, 100 Church Street, , New York, NY, 10286, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.

Item 29.   Management Services.

Not applicable.


Item 30.   Undertakings.

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of July, 2004.


                                       INSTITUTIONAL DAILY INCOME FUND


                                       By: /s/Steven W. Duff
                                           -----------------
                                           Steven W. Duff
                                           President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on July 29, 2004.


SIGNATURE                                  TITLE                    DATE
---------                                  -----                    ----

(1)     Principal Executive Officer


         By:/s/Steven W. Duff              President             July 29, 2004
            -----------------

         Steven W. Duff

(2)      Principal Financial and
         Accounting Officer


         /s/Richard De Sanctis
            ------------------

         Richard De Sanctis                Treasurer             July 29, 2004




(3)      By:/s/Steven W. Duff              Trustee               July 29, 2004
            -----------------

         Steven W. Duff

         Board of Trustees

         *Dr. W. Giles Mellon Trustee
         *Dr. Yung Wong Trustee
         *Robert Straniere Trustee


         By:/s/Rosanne Holtzer                                   July 29, 2004
            ------------------

         Rosanne Holtzer
         Attorney-in-Fact*

*       See Exhibit (q) herein for Powers of Attorney.

                                  EXHIBIT INDEX


(i.1)Consent of Paul, astings, Janofsky & Walker LLP to use of their name in the Registration Statement filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm.


(m) Amended and Restated Distribution and Service Plan dated January 25, 2001, ax amended January 29, 2004 pursuant to Rule 12b-1 under the Investment Company Act of 1940.